Exhibit 10


                    AMENDMENTS EFFECTIVE JUNE 15, 2001 TO THE
           CIRCUIT CITY STORES, INC. 2000 NON-EMPLOYEE DIRECTORS STOCK
                                 INCENTIVE PLAN

RESOLVED, that the Company's 2000 Non-Employee Directors Stock Incentive Plan is hereby amended as follows:

         1.       Section 2(j) shall be amended to read as follows:

                  "(j) "Incentive Award" means, collectively, the award of an Option, Stock Appreciation Right, Restricted Stock, or Stock Grants under the Plan."

         2.       A new Section 2(r) shall be added as follows:

                  "(r   "Stock  Grant"  means  Company  Stock  awarded   without
         restrictions in accordance with Section 9."

         3.       Section 3 shall be amended to read as follows:

                  "3.   General.  Incentive Awards may be granted under the Plan
         in the form of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Stock Grants."

         4.       A new Section 9 shall be added as follows:

                  "9.   Stock Grants.

                  (a) Whenever the Board deems it appropriate, a Stock Grant may be made to eligible non-employee directors. The Board shall have complete discretion to make such Stock Grants and may do so whenever it considers it appropriate.

                  (b) Whenever the Board deems it appropriate, it may permit eligible non-employee directors to elect to receive a Stock Grant in lieu of retainer, meeting fees or other such fees to which such directors would otherwise be entitled. The Company Stock to be issued in connection with such a Stock Grant shall have a Fair Market Value equal to such fees otherwise payable, determined as of the date on which such payment of fees would otherwise become payable to such member of the Board."

         5. Present Sections 9, 10, 11, 12, 13, 14, 15 and 16 shall be renumbered as Sections 10, 11, 12, 13, 14, 15, 16, and 17, respectively. All cross-referencing in the Plan shall be amended to reflect this new numbering.